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                                                                    EXHIBIT 10.3

                                                                    (Afton Oaks)

                      ELEVENTH AMENDMENT TO PROMISSORY NOTE

          This Eleventh Amendment to Promissory Note (this "Eleventh Amendment") is effective as of July 1, 2006, by DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company (the "Borrower"), and CAPMARK FINANCE INC., a California corporation, formerly known as GMAC Commercial Mortgage Corporation, a California corporation (the "Lender").

                                    Recitals

          A. Diversicare Management Services Co., ("DMSC") executed to the order of Lender that certain Promissory Note dated December 27, 1996, in the original principal amount of $3,750,000, as amended by that certain Amendment to Promissory Note dated November 30, 1999, by that certain Second Amendment to Promissory Note dated April 30, 2000, by that certain Third Amendment to Promissory Note dated June 30, 2000, by that certain Memorandum of Lender dated September 8, 2000, by that certain Fourth Amendment to Promissory Note dated September 29, 2000, by that certain Fifth Amendment to Promissory Note dated December 31, 2000, by that certain Memorandum of Lender dated January 26, 2001, by that certain Sixth Amendment to and Assumption of Promissory Note dated February 28, 2001, by that certain Seventh Amendment to Promissory Note dated December 23, 2002, by that certain Eighth Amendment to Promissory Note dated March 31, 2004, by that certain Ninth Amendment to Promissory Note dated April 1, 2005, and by that certain Tenth Amendment to Promissory Note dated April 1, 2006 (the "Note"). Pursuant to the terms of the Sixth Amendment to and Assumption of the Promissory Note dated February 28, 2001, the Note was assumed by the Borrower. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Note.

          B. The Note matures on July 1, 2006.

          C. The Borrower has requested that the Lender renew the debt evidenced by the Note and extend the maturity date of the Note, and the Lender has agreed to such renewal and extension on certain conditions, one of which is the execution of this Eleventh Amendment by the Borrower.

                                    Agreement

          NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Note as follows:

     1. Section 4 of the Note, Maturity Date, is hereby amended to extend the Maturity Date to September 1, 2006. All references in the Note to the "Maturity Date" are hereby amended to mean September 1, 2006.

     Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

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     Notwithstanding the execution of this Eleventh Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein, except as disclosed by Borrower and Diversicare Management Services Co. in that certain Quarterly Compliance Statement & Census Data report and that certain Compliance Certificate, each for the period ending March 31, 2006, and signed by Borrower's Chief Financial Officer and Executive Vice President.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]


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          IN WITNESS WHEREOF, the Borrower and Lender have caused this Eleventh
Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                        BORROWER:

                                        DIVERSICARE AFTON OAKS, LLC, a Delaware
                                        limited liability company


                                        By: Diversicare Leasing Corp., its sole
                                            member


                                        /s/ Glynn Riddle
                                        ----------------------------------------
                                        Glynn Riddle,
                                        Chief Financial Officer


                                        LENDER:

                                        CAPMARK FINANCE INC., a California
                                        corporation, formerly known as GMAC
                                        Commercial Mortgage Corporation, a
                                        California corporation


                                        By /s/ Laura Y. McDonald
                                           -------------------------------------
                                        Its Senior Vice President

     The Guarantor joins in the execution of this Eleventh Amendment to confirm its acknowledgment and agreement to the terms contained herein.

                                        GUARANTOR:

                                        ADVOCAT INC., a Delaware corporation


                                        By Glynn Riddle
                                           -------------------------------------
                                        Its: Executive Vice President &
                                             Chief Financial Officer


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